WESTELL AND TELTREND
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA


         The following unaudited pro forma condensed consolidated financial statements give effect to the acquisition of Teltrend by Westell under the purchase method of accounting as defined in APB Opinion No. 16.

         The purchase price of Teltrend included in this Form 8-K varies from that previously reported. The pro forma financial statements included herein reflect a purchase price for Teltrend which is based upon the exchange rate agreed to by the parties and the per share value of Westell's Class A Common Stock as of a range of dates surrounding the announcement of the transaction, which occurred on December 13, 1999. These amounts will be reflected in the financial statements of Westell as of and for the year ended March 31, 2000.

         When reviewing the following pro forma information, you should note that:

         o the pro forma condensed consolidated balance sheet as of December 31, 1999 assumes that the merger took place on December 31, 1999 and combines Westell's December 31, 1999 unaudited consolidated balance sheet with Teltrend's January 29, 2000 unaudited consolidated balance sheet;

         o the pro forma condensed consolidated statement of operations for the fiscal year ended March 31, 1999 assumes the merger took place as of April 1, 1998, and combines Westell's consolidated statement of operations for its fiscal year ended March 31, 1999 with Teltrend's unaudited consolidated statement of operations for the comparable twelve month period ending May 1, 1999; and

         o the pro forma condensed consolidated statement of operations for the nine month period ended December 31, 1999 assumes that the merger took place as of April 1, 1999, and combines the unaudited consolidated statement of operations of Westell for the nine month period ending December 31, 1999 with Teltrend's unaudited consolidated statement of operations for the comparable nine month period ending January 29, 2000.

         The unaudited pro forma condensed consolidated financial data have been included for illustrative purposes only, and do not reflect any cost savings and other synergies anticipated by Westell's management as a result of the merger or any nonrecurring charges directly attributable to the merger. The unaudited pro forma condensed consolidated financial data are not necessarily indicative of the results of operations or financial position that would have occurred had the merger been completed on the dates indicated, nor are they necessarily indicative of future results of operations or financial position of the consolidated company.

         The purchase price reflected in the accompanying pro forma condensed consolidated financial data has been calculated based upon a fair market value of Westell's Class A Common Stock of $10.575 per share which was the average closing price for the period from December 8, 1999 to December 14, 1999.

         The acquired assets and liabilities of Teltrend are stated in the accompanying pro forma condensed consolidated financial statements at values representing a preliminary allocation of the purchase price. Westell is currently in the process of finalizing valuations for the tangible and intangible assets of Teltrend. The effects resulting from any differences in the final allocation of the purchase price may differ significantly from the estimates used herein.

         The accompanying pro forma information should be read in conjunction with the historical financial statements and related notes for both Westell and Teltrend, which are included in their annual and quarterly reports on file with the SEC.


                                                WESTELL AND TELTREND

                             UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                                                   (IN THOUSANDS)


                                                    Historical
                                        -----------------------------------
ASSETS                                              Westell       Teltrend         Pro Forma          Pro Forma
                                                   12/31/99        1/29/00       Adjustments           Combined
                                                                                    (Note 2)
                                        ------------------- ---------------     ------------     ---------------
Current assets:
      Cash and cash equivalents......               $10,621        $21,054       $(8,120)(a)           $ 23,555
      Short term investments.........                    -           8,768         -                      8,768
      Accounts receivable (net of
      allowances)....................                18,886         12,834         -                     31,720
      Inventories....................                13,912         10,871          1,269(c)            26,052
      Prepaid expenses and other
      current assets.................                 2,528          4,323         -                      6,851
                                                    -------        -------       -------               --------
      Total current assets...........                45,947         57,850         (6,851)               96,946

Property and equipment,  net of
      accumulated depreciation and                   12,802          9,590            763(c)             23,155
      amortization ..................
Intangible assets, net...............                -               1,383        180,289(d)            181,672
Deferred tax asset and other long term
      assets.........................                19,175            931             -                 20,106
                                                    -------        -------           -------           --------
              Total assets                          $77,924        $69,754          $174,201          $ 321,879
                                                    =======        =======          ========          =========


LIABILITIES AND STOCKHOLDERS' EQUITY:

Current liabilities..................               $22,086        $13,833       $(2,356)(e)            $38,275
Other long term liabilities..........                 3,281         -              -                      3,281
Convertible debt (net of debt discount
      of $1,696).....................                18,304              -         -                     18,304
            Total liabilities.........               43,671         13,833           (2,365)             59,860
                                                   =======         =======        =========           =========

Stockholders equity
      Class A common stock,
      par $0.01......................                   176             66          (136)(b)                378
      Class B common stock,
      par $0.01......................                   191         -              -                        191
      Preferred stock, par $0.01.....                -              -              -                      -
      Additional paid in capital.....               100,850        100,843      (126,721)(b)            328,414
      Treasury stock.................                             (11,728)       (11,728)(b)
      Cumulative translation
      adjustment.....................                    78             33             33(b)                 78
      Accumulated deficit............              (67,042)       (33,293)       (33,293)(b)           (67,042)
                                                    -------        -------           -------           --------
 Total stockholders' equity...........               34,253          55,921         (171,845)            262,019
                                                    -------        -------           -------           --------

Total liabilities and stockholders'                $77,924         $69,754        $(174,201)          $ 321,879
      equity
                                                   =======         =======        =========           =========




                                                WESTELL AND TELTREND

                                     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS FOR THE TWELVE MONTH PERIOD ENDED
                                       (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                    Historical
                                        -----------------------------------   Pro Forma
                                              Westell          Teltrend      Adjustments           Pro Forma
                                              3/31/99          5/01/99         (Note 2)            Combined
                                              -------          -------         --------            --------
Equipment Sales......................               $71,863       $108,034  $         -                 $179,897
Service Revenue......................                21,317              -        -                       21,317
                                                    -------       --------  ----------                  --------
      Total Revenue..................                93,180        108,034        -                      201,214

Cost of equipment sales..............                55,439         58,284        -                      113,723
Cost of services.....................                12,877         -             -                       12,877
                                                    -------       --------  ----------                  --------
      Total cost of goods sold.......                68,316         58,284        -                      126,600
                                                    -------       --------  ----------                  --------
           Gross profit..............                24,864         49,750        -                       74,614

Operating expenses:
      Sales and marketing............                19,442         14,359        -                       33,801
      Research and development.......                26,605         15,475        -                       42,080
      General and administrative                     13,117          8,265         254(f)                 21,636
      Restructuring and loss on sale of
      disposal.......................                   800          1,300        -                        2,100
      Intangible amortization........                 -             -           32,157(g)                 32,157
                                                    -------       --------  ----------                  --------
           Total operating expenses..                59,964         39,399      32,412                   131,775

Operating income (loss)..............              (35,100)         10,351     (32,412)                 (56,161)
Other income, net....................                   404            823        -                        1,227
Interest expense.....................                   296         -             -                          296
                                                    -------       --------  ----------                  --------

Income (loss) before income taxes....              (34,992)         11,174     (32,412)                 (56,230)
Provision (benefit) for income taxes.                 -              4,383     (4,383)(h)                  -
                                                    -------       --------  ----------                  --------

Net income (loss)....................             $(34,992)       $  6,791  $   (28,029)               $(56,230)
                                                    -------       --------  ----------                  --------



Net income (loss) per
    basic common share...............               $(0.96)          $1.11  $          -              $   (0.99)
                                                   ========       ========  ===========                ========
Net income (loss) per
    diluted common share.............               $(0.96)          $1.10  $          -              $   (0.99)
                                                   ========       ========  ===========                ========
Weighted basic average of common
     shares and common share
     equivalents..... ...............                36,427          6,116       14,067(i)                56,610
                                                   ========       ========  ===========                ========
Weighted diluted average of common
    shares and common share equivalents
                                                     36,427          6,200       14,261(i)                56,888
                                                   ========       ========  ===========                ========





                                                WESTELL AND TELTREND

                                     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              STATEMENT OF OPERATIONS FOR THE NINE MONTH PERIOD ENDED
                                       (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                    Historical
                                        -----------------------------------   Pro Forma
                                              Westell          Teltrend      Adjustments          Pro Forma
                                             12/31/99          1/29/00         (Note 2)            Combined
                                             --------          -------         --------            --------
Equipment sales......................               $56,478        $75,460  $         -             $131,938
Service revenue......................                22,702          -            -                   22,702
                                                    -------        -------  ------------            --------
      Total revenue..................                79,180         75,460        -                  154,640

Cost of equipment sales..............                43,002         41,484        -                   84,486
Cost of services.....................                14,783          -            -                   14,783
                                                    -------        -------  ------------            --------
       Total cost of goods sold......                57,785         41,484        -                   99,269
                                                    -------        -------  ------------            --------
           Gross profit..............                21,395         33,976        -                   55,371

Operating expenses
      Sales and marketing............                10,966          7,931        -                   18,897
      Research and development.......                 8,183         11,269        -                   19,452
      General and administrative                      9,519          5,842          191(f)            15,552
      Loss on sale of disposal  .....                 -              (495)                             (495)
      Intangible amortization........                 -              -           24,118(g)            24,118
                                                    -------        -------  ------------            --------
           Total operating expenses..                28,668         24,547          24,309            77,524

Operating income (loss)..............               (7,273)          9,429        (24,309)          (22,153)
Other income, net....................                   905          1,033        -                    1,938
Interest expense.....................                 1,418          -            -                    1,418
                                                    -------        -------  ------------            --------

Income (loss) before income taxes....               (7,786)         10,462        (24,309)          (21,633)
Provision (benefit) for income taxes.                                3,677      (3,677)(h)             -

Net income (loss) ...................             $ (7,786)        $ 6,785       $(20,632)       $  (21,633)
                                                    -------        -------  ------------            --------

Net income (loss) per
    basic common share...............             $  (0.21)        $  1.16  $           -          $  (0.39)
                                                    =======        =======  ============            ========
Net income (loss) per
    diluted common share.............             $  (0.21)        $  1.12  $           -          $  (0.38)
                                                    =======        =======  ============            ========
Weighted basic average of common
    shares and common share
    equivalents..... ................                36,561          5,861       13,480(i)            55,902
                                                    =======        =======  ============            ========
Weighted diluted average of common
    shares and common share
    equivalents .....................               36,561          6,048       13,911(i)            56,520
                                                    =======        =======  ============            ========



                              WESTELL AND TELTREND
                          NOTES TO UNAUDITED PRO FORMA
                      CONDENSED CONSOLIDATED FINANCIAL DATA

NOTE 1-- PURCHASE PRICE ALLOCATION

         The purchase price for the acquisition was $238.2 million, based upon a fair market value of Westell's Class A Common Stock of $10.575 per share which was the average closing price for the period from December 8, 1999 to December 14, 1999, and the issuance of 20.196 million shares of Westell Class A Common Stock in exchange for all shares of Teltrend common stock, plus the fair market value of the 2.0 million Westell stock options issued in exchange for the outstanding Teltrend stock options.

       The acquired assets and liabilities of Teltrend are stated in the accompanying pro forma condensed consolidated financial statements at values representing a preliminary allocation of the purchase price. Westell is currently in the process of finalizing valuations for the tangible and intangible assets of Teltrend. The effects resulting from any differences in the final allocation of the purchase price may differ significantly from the estimates used herein.

      Total purchase consideration and allocation of increase in basis used in the preparation of these statements was computed as follows:



 Purchase price:



 Acquisition of outstanding shares of  common stock, including stock options.......................           $213,575
 Conversion of Teltrend options for Westell options................................................             14,191
 Acquisition expenses..............................................................................              8,120
 Severance costs...................................................................................              2,356
                                                                                                       ----------------
                   Total purchase price............................................................           $238,242

 Allocation of purchase price:

 Book value of assets acquired.....................................................................            $54,538
 Increase in inventory to fair market value less selling costs.....................................              1,269
 Increase in basis of property and equipment to estimated fair market value........................                763
 Goodwill..........................................................................................            181,672
                                                                                                       ----------------
                   Total purchase price............................................................           $238,242


NOTE 2-- PRO FORMA ADJUSTMENTS

         Certain pro forma adjustments have been made to the historical amounts in the unaudited pro forma condensed consolidated financial data:

a) Total costs associated with the merger are estimated to be approximately $8.1 million. Costs to be incurred by Westell and Teltrend in connection with the merger include investment banking, legal, accounting and other related fees, and have been reflected in the accompanying unaudited pro forma condensed consolidated balance sheet as a reduction to cash.

b) Reflects (i) the issuance of 20.196 million shares of Westell Class A Common Stock in exchange for all shares of Teltrend common stock based upon an exchange ratio of 3.3 shares of Westell Class A Common Stock for each share of Teltrend common stock at an estimated fair market value of $10.575 per share of Westell Class A Common Stock and (ii) the fair market value of 2.0 million Westell stock options issued in exchange for the outstanding Teltrend stock options. Also reflects the elimination of Teltrend equity accounts.

c) Adjustment to record inventory and property and equipment to estimated fair market value, less selling costs.

d)    Excess  of  purchase  price   consideration  over  fair  market  value  of
      identifiable tangible and intangible assets.

e) Estimated severance costs that will be accrued at the acquisition date and paid over the following year.

f) Additional depreciation as a result of the increase of property and equipment to fair market value.

g) Amortization of goodwill and intangibles on a straight-line basis over 2-15 year lives.

h) Elimination of tax provision recorded due to the combined entity operating at a pro forma loss. All tax benefit is offset by a valuation allowance in pro forma analysis.

i) The calculation of weighted average common and common equivalent shares uses an exchange ratio of 3.3 shares of Westell Class A Common Stock for each share of Teltrend common stock. Common equivalent shares consist of dilutive shares issuable upon the exercise of stock options and have been excluded from the calculation, as their effect would be anti-dilutive.